Exhibit 99.1

M.D.C. HOLDINGS, INC.
NEWS BULLETIN
M.D.C. HOLDINGS, INC.
FOR IMMEDIATE RELEASE
FRIDAY, APRIL 23, 2010

Contact:	Robert N. Martin Investor Relations (720) 977-3431 bob.martin@mdch.com
M.D.C. HOLDINGS ANNOUNCES FIRST QUARTER 2010 RESULTS
•	Net orders increased 38% to 931 homes

•	Loss per share improved to $0.45 vs. loss of $0.88 in Q1 2009

•	Secured control of 2,246 lots in 39 new communities

•	Closings decreased 10% to 523 homes

•	Home gross margin increased 700 basis points to 22.4%

•	Backlog increased 96% to 1,234 homes at 3/31/10
DENVER, Friday, April 23, 2010 — M.D.C. Holdings, Inc. (NYSE: MDC) today reported a net loss for the 2010 first quarter of $20.9 million, or $0.45 per diluted share, compared with a net loss for the 2009 first quarter of $40.9 million, or $0.88 per diluted share. The improvement in operating results was driven primarily by an increase in home gross margin and a decrease in impairments, partially offset by declines in home closings and average selling price.
Management Comments
Larry A. Mizel, MDC’s chairman and chief executive officer, stated, “During the first quarter of 2010, our home orders increased year-over-year for the fourth consecutive quarter. While this trend is encouraging, we remain cautious due to the impending expiration of the federal homebuyer tax credit and depressed overall economic conditions.”
Mizel continued, “We ended the quarter with 1,234 homes in backlog, nearly double that of a year ago. In addition, we positioned our inventory to take advantage of a potential increase in demand resulting from the expiration of the tax credit. Because we have held units at drywall, our buyers now have both the opportunity to personalize their homes and to capitalize on the tax credit, which is currently set to expire at the end of the second quarter.”

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M.D.C. HOLDINGS, INC.
Mizel concluded, “We ended the quarter with $1.78 billion in cash and investments, up 14% since the end of 2009, primarily due to our issuance of $250 million of 10-year senior notes at a 5.625% interest rate and our receipt of a $142 million tax refund. We also made further investments in land assets during the first quarter as we approved the purchase of more than 2,200 lots in 39 new communities and invested a total of $100 million in land acquisition or development activities across our markets. These land investments allowed us to increase our lot supply year-over-year for the first time since the first quarter of 2006.”
Highlights
Net orders for the first quarter ended March 31, 2010 improved to 931 homes with an estimated sales value of $257.7 million, compared with net orders for 676 homes with an estimated sales value of $191.0 million during the same period in 2009. The improvement in net orders is attributable to a 90% increase in the average rate of sales per active community, partially offset by a 27% decline in the average number of active communities. During the first quarter of 2010, the Company’s cancellation rate decreased to 22% compared with 23% during the same period in 2009. We ended the 2010 first quarter with 1,234 homes under contract with an estimated sales value of $381.0 million, compared with a backlog of 629 homes with an estimated sales value of $196.0 million at March 31, 2009.
Total revenue for the first quarter of 2010 was $147.1 million, compared with revenue of $175.9 million for the same period in 2009. The decrease in revenue was primarily driven by a 10% decline in home closings, combined with a 6% year-over-year decrease in average selling price.
Home gross margin during the first quarter of 2010 increased to 22.4% from 15.4% in the first quarter of 2009, primarily due to a reduction in construction costs and interest in cost of sales relative to home sales revenue, partially offset by an increase in land costs relative to home sales revenue.
SG&A decreased to $52.4 million for the quarter ended March 31, 2010, compared with $53.6 million for the same period in the prior year, as an increase in general and administrative expense was more than offset by a decline in selling costs. No asset impairments were incurred during the quarter, compared with $14.6 million incurred in the first quarter of 2009.

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M.D.C. HOLDINGS, INC.
About MDC
Since 1972, MDC’s subsidiary companies have built and financed the American dream for more than 160,000 families. MDC’s commitment to customer satisfaction, quality and value is reflected in each home its subsidiaries build. MDC is one of the largest homebuilders in the United States. Its subsidiaries have homebuilding divisions across the country, including Denver, Colorado Springs, Salt Lake City, Las Vegas, Phoenix, Tucson, California, Northern Virginia, Maryland, Philadelphia/Delaware Valley and Jacksonville. The Company’s subsidiaries also provide mortgage financing, insurance and title services, primarily for Richmond American homebuyers, through HomeAmerican Mortgage Corporation, American Home Insurance Agency, Inc. and American Home Title and Escrow Company, respectively. M.D.C. Holdings, Inc. is traded on the New York Stock Exchange under the symbol “MDC.” For more information, visit www.mdcholdings.com.
Forward-Looking Statements
Certain statements in this release, including statements regarding our business, financial condition, results of operation, cash flows, strategies and prospects, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic conditions, including changes in consumer confidence, inflation or deflation and employment levels; (2) changes in business conditions experienced by the Company, including cancellation rates, net home orders, home gross margins, and land and home values; (3) changes in interest rates, mortgage lending programs and the availability of credit; (4) the relative stability of debt and equity markets; (5) competition; (6) the availability and cost of land and other raw materials used by the Company in its homebuilding operations; (7) the availability and cost of performance bonds and insurance covering risks associated with our business; (8) shortages and the cost of labor; (9) weather related slowdowns; (10) slow growth initiatives; (11) building moratoria; (12) governmental regulation, including the interpretation of tax, labor and environmental laws; (13) changes in consumer confidence and preferences; (14) terrorist acts and other acts of war; and (15) other factors over which the Company has little or no control. Additional information about the risks and uncertainties applicable to the Company’s business is contained in the Company’s Form 10-Q for the quarter ended March 31, 2010, which is scheduled to be filed with the Securities and Exchange Commission today. All forward-looking statements made in this press release are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. The Company undertakes no duty to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or presentations should be consulted.

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M.D.C. HOLDINGS, INC.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months
	Ended March 31,
	2010	2009
Revenue
Home sales revenue	$140,943	$166,982
Land sales revenue	15	2,618
Other revenue	6,120	6,332

Total Revenue	147,078	175,932

Costs and Expenses
Home cost of sales	109,390	141,325
Land cost of sales	191	1,341
Asset impairments	—	14,569
Marketing expenses	7,060	8,832
Commission expenses	5,129	6,358
General and administrative expenses	40,203	38,381
Other operating expenses	491	265
Related party expenses	9	5

Total Operating Costs and Expenses	162,473	211,076

Loss from Operations	(15,395)	(35,144)
Other income (expense)
Interest income	4,428	4,071
Interest expense	(10,374)	(9,740)
Gain (loss) on sale of other assets	99	(260)

Loss before Income Taxes	(21,242)	(41,073)

Benefit from income taxes, net	369	220

Net Loss	$(20,873)	$(40,853)

Loss Per Share
Basic	$(0.45)	$(0.88)

Diluted	$(0.45)	$(0.88)

Dividends Declared Per Share	$0.25	$0.25

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M.D.C. HOLDINGS, INC.
Consolidated Balance Sheets
(Dollars in thousands, except per share amounts)
(Unaudited)

	March 31,	December 31,
	2010	2009
Assets
Cash and cash equivalents	$950,139	$1,234,252
Marketable securities	830,438	327,944
Restricted cash	594	476
Receivables
Home sales receivables	13,013	10,056
Income taxes receivable	3,153	145,144
Other receivables	8,839	5,844
Mortgage loans held-for-sale, net	36,704	62,315
Inventories, net
Housing completed or under construction	399,606	260,324
Land and land under development	277,276	262,860
Property and equipment, net	39,451	38,421
Deferred tax asset, net of valuation allowance	—	—
Related party assets	7,856	7,856
Prepaid expenses and other assets, net	77,656	73,816

Total Assets	$2,644,725	$2,429,308

Liabilities
Accounts payable	$63,855	$36,087
Accrued liabilities	288,224	291,969
Related party liabilities	103	1,000
Mortgage repurchase facility	4,714	29,115
Senior notes, net	1,242,095	997,991

Total Liabilities	1,598,991	1,356,162

Commitments and Contingencies	—	—
Stockholders’ Equity
Preferred stock, $0.01 par value; 25,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value; 250,000,000 shares authorized; 47,193,000 and 47,140,000 issued and outstanding, respectively, at March 31, 2010 and 47,070,000 and 47,017,000 issued and outstanding, respectively, at December 31, 2009	472	471
Additional paid-in-capital	806,765	802,675
Retained earnings	238,002	270,659
Accumulated other comprehensive income	1,154	—
Treasury stock, at cost; 53,000 shares at March 31, 2010 and December 31, 2009	(659)	(659)

Total Stockholders’ Equity	1,045,734	1,073,146

Total Liabilities and Stockholders’ Equity	$2,644,725	$2,429,308

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M.D.C. HOLDINGS, INC.
Information on Segments
(Dollars in thousands)
(Unaudited)

	Three Months
	Ended March 31,
	2010	2009
REVENUE
Homebuilding
West	$57,137	$74,682
Mountain	46,682	44,117
East	31,505	40,492
Other Homebuilding	9,036	13,683

Total Homebuilding	144,360	172,974
Financial Services and Other	5,621	5,563
Corporate	—	50
Intercompany adjustments	(2,903)	(2,655)

Consolidated	$147,078	$175,932

(LOSS) INCOME BEFORE INCOME TAXES
Homebuilding
West	$2,354	$(10,303)
Mountain	1,170	(4,811)
East	(1,519)	(2,371)
Other Homebuilding	(519)	(831)

Total Homebuilding	1,486	(18,316)
Financial Services and Other	1,846	1,621
Corporate	(24,574)	(24,378)

Consolidated	$(21,242)	$(41,073)

ASSET IMPAIRMENTS
West	$—	$13,067
Mountain	—	254
East	—	750
Other Homebuilding	—	284

Consolidated	$—	$14,355

	March 31,	December 31,
	2010	2009
TOTAL ASSETS
Homebuilding
West	$265,978	$190,204
Mountain	284,695	237,702
East	147,050	112,964
Other Homebuilding	31,879	26,778

Total Homebuilding	729,602	567,648
Financial Services and Other	107,425	133,957
Corporate	1,810,355	1,773,660
Intercompany adjustments	(2,657)	(45,957)

Consolidated	$2,644,725	$2,429,308

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M.D.C. HOLDINGS, INC.
Selected Financial Data
(Dollars in thousands)
(Unaudited)

	Three Months
	Ended March 31,		Change
	2010	2009	Amount	%
SELECTED FINANCIAL DATA
General and Administrative Expenses
Homebuilding	$17,726	$15,779	$1,947	12%
Financial Services and Other	4,088	4,498	(410)	-9%
Corporate (1)	18,398	18,109	289	2%

Total	$40,212	$38,386	$1,826	5%

SG&A as a % of Home Sales Revenue
Homebuilding Segments	21.2%	18.5%	2.7%
Corporate Segment(1)	13.1%	10.8%	2.3%

Depreciation and Amortization (2)	$2,932	$3,893	$(961)	-25%

Home Gross Margins(3)	22.4%	15.4%	7.0%
Interest in Home Cost of Sales as a % of Home Sales Revenue	2.3%	4.8%	-2.5%

Cash Provided by (Used in)
Operating Activities	$11,516	$239,493	$(227,977)
Investing Activities	$(501,767)	$82,690	$(584,457)
Financing Activities	$206,138	$(42,280)	$248,418

Corporate and Homebuilding Interest
Interest capitalized, beginning of period	$28,339	$39,239	$(10,900)	-28%
Interest capitalized, net of interest expense	6,636	4,844	1,792	37%
Previously capitalized interest included in home cost of sales	(3,202)	(8,033)	4,831	-60%

Interest capitalized, end of period	$31,773	$36,050	$(4,277)	-12%

(1)	Includes related party expenses.

(2)	Includes depreciation and amortization of long-lived assets and amortization of deferred marketing costs.

(3)	Home sales revenue less home cost of sales (excluding commissions, amortization of deferred marketing, project cost write offs and asset impairments) as a percent of home sales revenue. During the three months ended March 31, 2010 and March 31, 2009, we closed homes on lots for which we had previously recorded $31.0 million and $43.2 million, respectively, of asset impairments.

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M.D.C. HOLDINGS, INC.
Selected Financial Data
(Dollars in thousands)
(Unaudited)

	Three Months
	Ended March 31,		Change
	2010	2009	Amount	%
HOMEAMERICAN OPERATING ACTIVITIES
Principal amount of mortgage loans originated	$108,090	$126,507	$(18,417)	-15%
Principal amount of mortgage loans brokered	$2,856	$12,965	$(10,109)	-78%

Capture Rate	84%	82%	2%
Including brokered loans	86%	90%	-4%

Mortgage products (% of mortgage loans originated)
Fixed rate	95%	100%	-5%
Adjustable rate — other	5%	0%	5%

Prime loans (4)	26%	42%	-16%
Government loans (5)	74%	58%	16%

(4)	Prime loans generally are defined as loans with Fair, Isaac and Company (“FICO”) scores greater than 620 and that comply with the documentation standards of the government sponsored enterprise guidelines.

(5)	Government loans are loans either insured by the Federal Housing Administration or guaranteed by the Department of Veteran Affairs.

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M.D.C. HOLDINGS, INC.
Homebuilding Operational Data
(Dollars in thousands)
(Unaudited)

	March 31,	December 31,	March 31,
	2010	2009	2009
HOMES COMPLETED OR UNDER CONSTRUCTION
Unsold Home Under Construction — Final	48	41	293
Unsold Home Under Construction — Frame	675	389	255
Unsold Home Under Construction — Foundation	376	109	100

Total Unsold Homes Under Construction	1,099	539	648
Sold Homes Under Construction	1,002	570	471
Model Homes	210	212	274

Homes Completed or Under Construction	2,311	1,321	1,393

LOTS OWNED (excluding homes completed or under construction)
Arizona	1,040	1,075	1,365
California	756	581	695
Nevada	894	966	1,045

West	2,690	2,622	3,105

Colorado	2,549	2,514	2,523
Utah	366	545	621

Mountain	2,915	3,059	3,144

Delaware Valley	64	82	110
Maryland	94	100	180
Virginia	318	241	227

East	476	423	517

Florida	127	138	242
Illinois	141	141	141

Other Homebuilding	268	279	383

Total	6,349	6,383	7,149

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M.D.C. HOLDINGS, INC.
Homebuilding Operational Data
(Dollars in thousands)
(Unaudited)

	March 31,	December 31,	March 31,
	2010	2009	2009
LOTS CONTROLLED UNDER OPTION
Arizona	482	328	460
California	232	113	149
Nevada	429	222	95

West	1,143	663	704

Colorado	507	537	158
Utah	145	117	—

Mountain	652	654	158

Delaware Valley	—	—	14
Maryland	602	575	350
Virginia	271	192	620

East	873	767	984

Florida	713	500	438
Illinois	—	—	—

Other Homebuilding	713	500	438

Total	3,381	2,584	2,284

NON-REFUNDABLE OPTION DEPOSITS
Cash	$9,467	$7,654	$5,526
Letters of Credit	2,084	2,134	3,257

Total Non-Refundable Option Deposits	$11,551	$9,788	$8,783

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M.D.C. HOLDINGS, INC.
Homebuilding Operational Data
(Dollars in thousands)
(Unaudited)

	Three Months
	Ended March 31,		Change
	2010	2009	Amount	%
HOMES CLOSED (UNITS)
Arizona	108	172	(64)	-37%
California	46	59	(13)	-22%
Nevada	98	74	24	32%

West	252	305	(53)	-17%

Colorado	108	91	17	19%
Utah	52	40	12	30%

Mountain	160	131	29	22%

Delaware Valley	4	19	(15)	-79%
Maryland	26	26	—	0%
Virginia	40	41	(1)	-2%

East	70	86	(16)	-19%

Florida	41	49	(8)	-16%
Illinois	—	9	(9)	-100%

Other Homebuilding	41	58	(17)	-29%

Total	523	580	(57)	-10%

AVERAGE SELLING PRICES PER HOME CLOSED

Arizona	$203.7	$192.6	$11.1	6%
California	351.9	398.1	(46.2)	-12%
Colorado	299.8	352.3	(52.5)	-15%
Delaware Valley	334.1	424.9	(90.8)	-21%
Florida	220.3	219.2	1.1	1%
Illinois	N/A	320.4	N/A	N/A
Maryland	424.5	440.6	(16.1)	-4%
Nevada	189.3	203.0	(13.7)	-7%
Utah	273.5	298.6	(25.1)	-8%
Virginia	477.8	508.5	(30.7)	-6%
Company Average	$269.5	$287.9	$(18.4)	-6%

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M.D.C. HOLDINGS, INC.
Homebuilding Operational Data
(Dollars in thousands)
(Unaudited)

	Three Months
	Ended March 31,		Change
	2010	2009	Amount	%
ORDERS FOR HOMES, NET (UNITS)
Arizona	168	158	10	6%
California	26	75	(49)	-65%
Nevada	170	95	75	79%

West	364	328	36	11%

Colorado	270	134	136	101%
Utah	125	41	84	205%

Mountain	395	175	220	126%

Delaware Valley	14	14	—	0%
Maryland	33	37	(4)	-11%
Virginia	66	56	10	18%

East	113	107	6	6%

Florida	59	58	1	2%
Illinois	—	8	(8)	-100%

Other Homebuilding	59	66	(7)	-11%

Total	931	676	255	38%

Estimated Value of Orders for Homes, net	$257,655	$191,000	$66,655	35%
Estimated Average Selling Price of Orders for Homes, net	$276.8	$282.5	$(5.7)	-2%
Cancellation Rate(6)	22%	23%	-1%

(6)	We define “Cancellation Rate” as the approximate number of cancelled home order contracts during a reporting period as a percent of total home orders received during such reporting period.

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M.D.C. HOLDINGS, INC.
Homebuilding Operational Data
(Dollars in thousands)
(Unaudited)

	March 31,	December 31,	March 31,
	2010	2009	2009
BACKLOG (UNITS)
Arizona	163	103	144
California	56	76	65
Nevada	160	88	74

West	379	267	283

Colorado	369	207	115
Utah	167	94	43

Mountain	536	301	158

Delaware Valley	33	23	22
Maryland	110	103	69
Virginia	99	73	51

East	242	199	142

Florida	77	59	44
Illinois	—	—	2

Other Homebuilding	77	59	46

Total	1,234	826	629

Backlog Estimated Sales Value	$381,000	$265,000	$196,000

Estimated Average Selling Price of Homes in Backlog	$308.8	$320.8	$311.6

ACTIVE SUBDIVISIONS
Arizona	28	28	37
California	3	3	16
Nevada	17	18	23

West	48	49	76

Colorado	41	42	45
Utah	17	16	22

Mountain	58	58	67

Delaware Valley	1	1	2
Maryland	8	8	12
Virginia	7	7	10

East	16	16	24

Florida	10	10	7
Illinois	—	—	1

Other Homebuilding	10	10	8

Total	132	133	175

Average for quarter ended	132	134	182

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